Label	Element	Value
U.S. SMALL CAP VALUE PORTFOLIO
Risk/Return:	oef_RiskReturnAbstract
Supplement to Prospectus [Text Block]	oef_SupplementToProspectusTextBlock

a) The following is added to the end of the “Investment Objective” section of each Portfolio's Summary and Statutory Prospectus:

The Portfolio has a secondary investment objective of minimizing federal income taxes on returns.

b) The following is added to the end of the first paragraph in the “Principal Investment Strategies” section of each Portfolio's Summary and Statutory Prospectus:

The Advisor’s tax management strategies for the Portfolio are designed to maximize the after tax value of a shareholder’s investment. Generally, the Advisor buys and sells securities for the Portfolio with the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

c) The following is added to the “Principal Risks” section of each Portfolio's Summary and Statutory Prospectus:

Tax-Management Strategy Risk: The tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax managed funds. The Advisor anticipates that performance of a fund may deviate from that of non-tax managed funds. Although the Advisor may intend to manage a fund in a manner which considers the effects of the realization of capital gains and taxable dividend income each year, the fund may nonetheless distribute taxable gains and dividends to shareholders.

Risk/Return [Heading]	oef_RiskReturnHeading	U.S. Small Cap Value Portfolio